UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  November 20, 2007
                 -----------------


                              TRANSNET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                   0-8693                 22-1892295
------------------------------          --------------      --------------------
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


45 Columbia Road, Somerville, New Jersey                           08876-3576
----------------------------------------                          ------------
(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number, including area code:    908-253-0500
                                                       ------------



----------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE


On November 14, 2007, TransNet Corporation issued a press release reporting its results for the fiscal quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1.

On November 19, 2007, TransNet Corporation issued a press release announcing its contract with the City of Newark for software training. A copy of the press release is attached as Exhibit 99.2.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release issued November 14, 2007 reporting results for the fiscal quarter ended September 30, 2007.

99.2 Press release issued November 19, 2007 reporting contract with City of Newark




                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TransNet Corporation
                                      (Registrant)
NOVEMBER 20, 2007
--------------------------
                                      /s/ Steven J. Wilk
                                      ----------------------------------------
                                      Steven J. Wilk
                                      President and Chief Executive Officer